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                                                                    Exhibit 4(i)

Kemper Investors Life Insurance Company                                   [LOGO]
1 Kemper Drive, Long Grove, Illinois 60049-0001                           ZURICH
                                                                          KEMPER

Group Master Application


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APPLICATION
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Application for: _______________________________________________________________

Name of Product: _______________________________________________________________

Name of Group: _________________________________________________________________

Principal Office Street Address: _______________________________________________

City: ____________________  State: ____________________  Zip: __________________



Benefits and payments provided by this policy, when based on Guarantee Period Values, may increase or decrease in accordance with the Market Value Adjustment formula stated in the contract schedule.


Benefits, payments and values provided by this policy, when based upon the investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount. Refer to the variable account and annuity period provisions for a determination of any variable benefits.



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SIGNATURES
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Signature of Authorized Representative: ________________________________________

Print Name: ____________________________________________________________________

Title: _________________________________________________________________________

Signed at (City, State and Zip): _______________________________________________

Date: __________________________________________________________________________

Witnessed by: __________________________________________________________________

Licensed Agent: ________________________________________________________________

L-8715